AFL - CIO HOUSING INVESTMENT TRUST Competitive Returns · Union Construction Jobs · Housing Opportunities Illinois AFL - CIO Executive Board September 11, 2019

AFL-CIO HOUSING INVESTMENT TRUST

PROJECT IMPACTS
(1984–PRESENT)

523 PROJECTS

$30.6B
total economic benefits

$12.1B
personal income including wages and benefits, with **$6.0 billion** for construction workers

$3.8B
tax revenues (**$1.3 billion** state/local and **$2.5 billion** federal)

171.1M
hours of on-site union construction work created

184K
total jobs generated across communities

115K
housing and healthcare units nationwide, with **67% affordable**



"By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates' pension capital, it reinforces the health of our pension funds."

Sean McGarvey, President,
North America's Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

In 2018 dollars. Includes projects financed by Building America CDE, a controlled affiliate. Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model.

AFL-CIO HOUSING INVESTMENT TRUST

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Hours	Jobs
Asbestos and Insulation	2,215,740	1,101
Boilermakers	1,686,860	838
Bricklayers (Incl. Tile Setters)	11,536,630	5,733
Cement Masons	6,778,710	3,403
Carpenters	30,696,770	15,221
Electrical Workers	25,700,380	12,772
Elevator Constructors	902,100	448
Ironworkers	5,098,500	2,533
Laborers	21,515,170	10,693
Operating Engineers	6,008,790	2,987
Painters	13,657,070	6,786
Plumbers	18,827,040	9,356
Roofers	5,790,570	2,877
Sheet Metal Workers	5,319,880	2,643
Teamsters	2,576,670	1,280
Other	12,800,350	6,363
TOTAL ALL TRADES	**171,111,230**	**85,034**

** Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data covers the period 1984–June 30, 2019.*